UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  August 27, 2018

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
 New York, NY 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On August 27, 2018, the Board of Directors of Bristol-Myers Squibb Company (the “Company”) appointed Christopher Boerner, Ph.D. to serve as the Company’s Executive Vice President and Chief Commercial Officer effective August 28, 2018.  Mr. Boerner, 47, most recently served as the Company’s head of international markets from October 2017 to August 2018.  He joined the Company in February 2015 as head of the U.S. commercial organization and served in that role until October 2017.  Prior to joining the Company, he was with Seattle Genetics, Inc., where he served as executive vice president of commercial from 2014 to 2015 and senior vice president of commercial from 2012 to 2014.  Before joining Seattle Genetics, Mr. Boerner was with Dendreon Corporation, where he led the marketing team. From 2002 to 2010, he worked at Genentech, a member of the Roche Group, where he served in a variety of commercial roles, including director of marketing on Avastin, director of Avastin franchise strategy and associate director of oncology market development.

Mr. Boerner is not a party to any arrangement or understanding regarding his selection as an officer.  There are no family relationships between Mr. Boerner and any director or executive officer of the Company or any related party transactions between the Company and Mr. Boerner.

(e)  Effective August 28, 2018, and in connection with his appointment as Executive Vice President and Chief Commercial Officer, Mr. Boerner will receive the following compensation:

•	An annual base salary of $835,000;
•
Eligibility for an annual incentive payout under the Company’s Senior Executive Performance Incentive Plan or any successor annual incentive plan based on a target incentive opportunity of 100% of his base salary subject to the attainment of one or more pre-established performance goals established by the Board or a Board Committee;

•
Participation in the Company’s annual long-term incentive award program, including eligibility to receive grants of performance share units and market share units, the terms of which will be based on the Company’s standard forms of equity award agreements under its 2012 Stock Award and Incentive Plan, as amended; and

•	Change-in-control and severance benefits in the event of involuntary termination without cause in the same form as provided to the other executive officers of the Company.

A copy of the press release announcing Mr. Boerner’s appointment is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated August 28, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: August 28, 2018	By:	/s/ Katherine R. Kelly
		Name:	Katherine R. Kelly
		Title:	Corporate Secretary